                                                                  EXHIBIT 4(i).1



                                  SAFEWAY INC.
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                           DATED AS OF MARCH 19, 1999


               This FIRST AMENDMENT TO CREDIT AGREEMENT dated as of March 19, 1999 (this "FIRST AMENDMENT") to the Credit Agreement dated as of April 8, 1997 (as amended, the "CREDIT AGREEMENT"), is by and among Safeway Inc., a Delaware corporation ("COMPANY"), The Vons Companies, Inc. ("VONS" and together with Company, the "DOMESTIC BORROWERS"), Canada Safeway Limited (together with the Domestic Borrowers, the "BORROWERS"), the financial institutions named on the signature pages hereof ("LENDERS"), Bankers Trust Company ("BTCO"), as Administrative Agent for Lenders ("ADMINISTRATIVE AGENT"), The Chase Manhattan Bank, as Syndication Agent, and The Bank of Nova Scotia and Bank of America National Trust and Savings Association, as Documentation Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

               WHEREAS, Domestic Borrowers have requested that the Tranche B Domestic Commitment be increased from $880,666,667 to $1,000,000,000;

               WHEREAS, Tranche B Domestic Lenders have agreed to make Tranche B Domestic Loans to the Domestic Borrowers in an amount equal to their respective Tranche B Domestic Commitments set forth on Schedule 1 annexed hereto;

               WHEREAS, Domestic Borrowers have agreed to pay to the Tranche B Domestic Lenders, a utilization fee in connection with any utilized Tranche B Domestic Commitments under the Credit Agreement; and

               WHEREAS, the Borrowers and Lenders have agreed, subject to the terms and conditions of this First Amendment, to restate subsection 9.4(i) of the Credit Agreement to clarify the intent of such provision to allow for the merger of other Persons with and into the Company or its Wholly-Owned Subsidiaries as provided therein and to make certain other modifications to the Credit Agreement as set forth herein.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the terms and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1
               EXTENSION OF TRANCHE B REVOLVING TERMINATION DATE.

               Pursuant to subsection 2.8 of the Credit Agreement, each Tranche B Domestic Lender by execution of a counterpart hereof agrees that the Tranche B Revolving Termination Date (which date is currently April 5, 1999) is hereby extended for an additional 364 days.

                                   SECTION 2.
                   INCREASE IN TRANCHE B DOMESTIC COMMITMENT.

               Subject to the terms and conditions of the Credit Agreement (including subsection 2.1A(iii) thereof), each Domestic Lender listed on
Schedule 1 annexed hereto severally agrees to lend Domestic Borrowers from time to time during the period from the First Amendment Effective Date to such Lender's Tranche B Revolving Termination Date an aggregate amount, not exceeding such Lender's Tranche B Domestic Pro Rata Share of the aggregate amount of the Tranche B Domestic Commitments. The portion of Schedule 2.1 of the Credit Agreement relating to the Tranche B Domestic Commitments of Domestic Lenders is hereby amended and restated in the form attached hereto as Schedule 1.


                                   SECTION 3.
                       AMENDMENT TO THE CREDIT AGREEMENT.

               A. UTILIZATION FEE. Subsection 2.3 of the Credit Agreement is hereby amended to add paragraph D, which shall read as follows:

                     "D. UTILIZATION FEE. The Domestic Borrowers shall pay to the Agent for distribution to each Tranche B Domestic Lender as provided herein, a utilization fee based on the actual daily aggregate principal amount of Tranche B Domestic Loans then outstanding hereunder with respect to each day on which the principal amount of all Tranche B Domestic Loans outstanding exceeds 35% of the Tranche B Domestic Commitments as of the First Amendment Effective Date. The amount of the utilization fee will equal 0.25% per annum of outstanding Tranche B Domestic Loans during each day on which outstanding Tranche B Domestic Loans exceeds 35% of the aggregate Tranche B Domestic Commitments as of the First Amendment Effective Date and shall be increased to 0.50% per annum of outstanding Tranche B Domestic Loans during each day on which outstanding Tranche B Domestic Loans exceed 70% of the aggregate Tranche B Domestic Commitments as of the First Amendment Effective Date. The utilization fee shall be payable to each Tranche B Domestic Lender in proportion to such Lender's Tranche B Domestic Pro Rata Share for the period from and including the First Amendment Effective Date to and excluding such Lender's Tranche B Revolving Termination Date. In the event that any Lender's Tranche B Domestic Loans remain outstanding beyond such Lender's Tranche B Revolving Termination Date, a utilization fee of 0.50% per annum shall be payable to such Lender based on the actual daily aggregate principal amount of such loans outstanding for the period from and including such Lender's Tranche B Revolving Termination Date, to and excluding such Lender's Tranche B Term Termination Date. In the event any Tranche B Domestic Loans remain outstanding beyond any Lender's Tranche B Term Termination Date, the utilization fees described in the previous sentence shall continue to accrue on such Loans and be due and payable as described in this subsection 2.3D. All such utilization fees described in this subsection 2.3D are to be payable quarterly in arrears on each Quarterly Payment Date, commencing on the first such date to occur after the First Amendment Effective Date, and on each Tranche B Domestic Lender's Tranche B Revolving Termination Date and Tranche B Term Termination Date, as the case may be."

               B. DEFINITIONS. Subsection 1.1 of the Credit Agreement is hereby amended to include the following definitions:

               "FIRST AMENDMENT" means the First Amendment to the Agreement dated as of March 19, 1999 by and among Borrowers, the financial institutions party thereto, BTCo, as Administrative Agent for Lenders, Chase, as Syndication Agent, Scotiabank and BofA, as Documentation Agents.

               "FIRST AMENDMENT EFFECTIVE DATE" means the date on which the First Amendment became effective in accordance with its terms.

               "TRANCHE B DOMESTIC LENDER" means any Domestic Lender having a Tranche B Domestic Commitment.

               C. RESTRICTION ON FUNDAMENTAL CHANGES; MATERIAL ASSET SALES. Subsection 9.4 of the Credit Agreement is hereby amended by deleting paragraph
(i) in its entirety and substituting the following in place thereof:

                      "(i) any Subsidiary of Company or any other Person may be merged or amalgamated with or into Company or any Wholly-Owned Subsidiary of Company, or be liquidated, wound up or dissolved into, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any Wholly-Owned Subsidiary of Company; provided that, (a) in the case of any such merger involving Company, Company shall be the surviving corporation, (b) in the case of such a merger involving Vons or Canada Safeway but not covered by clause
        (a), Vons or Canada Safeway, as the case may be, shall be the surviving corporation and shall, after giving effect to such merger, be a Wholly-Owned Subsidiary of Company, and (c) in the case of such a merger involving a Wholly-Owned Subsidiary and not covered by either clause (a) or clause (b) above, the surviving corporation shall be a Wholly-Owned Subsidiary of Company; and"

                                   SECTION 4.
                         REPRESENTATIONS AND WARRANTIES.

               In order to induce Lenders to enter into this First Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender as of the date hereof, as of the First Amendment Effective Date that the following statements are true, correct and complete:

               A. CORPORATE POWER AND AUTHORITY. Borrowers have all requisite corporate power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement.

               B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this First Amendment and the performance of the Credit Agreement have been duly authorized by all necessary corporate action on the part of the Borrowers.

               C. NO CONFLICT. The execution and delivery by Borrowers of this First Amendment and the performance by Borrowers of the Credit Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrowers or any Subsidiary, the Certificate or Articles of Incorporation or Bylaws of Borrowers or any Subsidiary or any order, judgment or decree of any court or other agency of government binding on Borrowers or any Subsidiary, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers or any Subsidiary, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers or any Subsidiary (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers or any Subsidiary, except for such approvals which will be obtained on or before the First Amendment Effective Date and disclosed in writing to Lenders.

               D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrowers of this First Amendment and the performance by Borrowers of the Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

               E. BINDING OBLIGATION. This First Amendment has been duly executed and delivered by Borrowers and, when executed and delivered, this First Amendment and the Credit Agreement will be the legally valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 7 of the Credit Agreement are and will be true, correct and complete in all material respects to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

               G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment that would constitute an Event of Default or a Potential Event of Default.


                                   SECTION 5.
                          CONDITIONS TO EFFECTIVENESS.

               This First Amendment shall become effective only on or after April 5, 1999 and only upon the satisfaction of all of the following conditions precedent, in form and substance satisfactory to Administrative Agent (the "FIRST AMENDMENT EFFECTIVE DATE"):

               (i) On or before the First Amendment Effective Date, the Borrowers shall have delivered to the Administrative Agent resolutions of the Board of Directors of each Borrower authorizing and approving the execution, delivery and performance of this First Amendment, in each case certified by the corporate secretary or an assistant secretary of such Borrower, as the case may be, as of the First Amendment Effective Date;

               (ii) On or before the First Amendment Effective Date, the Borrowers shall have delivered to the Administrative Agent a certificate of the corporate secretary or an assistant secretary of each Borrower which shall certify, as of the First Amendment Effective Date, the names and offices of the officers of each Borrower authorized to sign this First Amendment;

               (iii) On or before the First Amendment Effective Date, the Borrowers shall have delivered to the Administrative Agent a counterpart hereof executed by a duly authorized officer of each Borrower, Requisite Lenders and each Tranche B Domestic Lender;


               (iv) On or before the First Amendment Effective Date, the Domestic Borrowers shall have paid (a) to each Tranche B Domestic Lender that has offered a Tranche B Domestic Commitment of $75 million or more an upfront fee of (i) 0.10% of its allocated Tranche B Domestic Commitment to the extent that its allocated Tranche B Domestic Commitment is greater than $75 million and (ii) an upfront fee of 0.08% of its allocated Tranche B Domestic Commitment to the extent that such allocated Tranche B Domestic Commitment is less than or equal to $75 million, (b) to each Tranche B Domestic Lender that has offered a Tranche B Domestic Commitment of at least $45 million but less than $75 million an upfront fee of 0.06% of its allocated Tranche B Domestic Commitment and (c) to each Tranche B Domestic Lender that has offered a Tranche B Domestic

               Commitment of less than $45 million an upfront fee of 0.04% of its allocated Tranche B Domestic Commitment.


                                   SECTION 6.
                            LIMITATION OF AMENDMENTS.

               Without limiting the generality of the provisions of subsection
13.7 of the Credit Agreement, the consent and the amendments set forth above shall be limited precisely by their terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this First Amendment shall be deemed to:

               (i) constitute a waiver or modification of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

               (ii) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this First Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

               Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.


                                   SECTION 7.
                                 MISCELLANEOUS.

               A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS.

               (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

               (ii) Except as specifically amended by this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (iii) The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

               B. FEES AND EXPENSES. Borrowers acknowledge that all costs, fees and expenses as described in subsection 13.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this First Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

               C. HEADINGS. Section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

               D. APPLICABLE LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

               E. COUNTERPARTS; EFFECTIVENESS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This First Amendment shall become effective upon the execution of a counterpart hereof by Borrowers, Tranche B Domestic Lenders, Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.





                  [Remainder of Page Intentionally Left Blank]

               IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written, by their respective officers thereunto duly authorized.


BORROWERS:                        SAFEWAY INC.


                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                                  THE VONS COMPANIES, INC.


                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  CANADA SAFEWAY LIMITED


                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


LENDERS:                          ABN-AMRO BANK N.V., as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                                  BANCA DI ROMA, as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                                  BANCA MONTE DEI PASCHI DE SIENA, as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  BANCA POPULARE DI MILANO, as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                                  BANK OF AMERICA, NATIONAL TRUST & SAVINGS
                                  ASSOCIATION, as a Domestic Lender and as a Documentation Agent

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  BANK OF MONTREAL, as a Domestic Lender and a
                                  Canadian Lender and as an Agent

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  BANK OF NEW YORK, as a Domestic Lender and as an Agent

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  THE BANK OF NOVA SCOTIA, as a Domestic Lender and a Canadian Lender and as primary Documentation Agent

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  BANKERS TRUST COMPANY, as a Domestic Lender and as Administrative Agent

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  BANK OF SCOTLAND, as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                                  BANQUE NATIONALE DE PARIS, as a Domestic
                                  Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  CARIPLO-CASSA DI RISPARMIO DELLE PROVINCIE
                                  LOMBARDE SPA, as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  THE CHASE MANHATTAN BANK, as Syndication Agent and as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                  Domestic Lender and a Canadian Lender and as an Agent

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  CITICORP USA, INC., as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  CREDIT AGRICOLE INDOSUEZ, as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  CREDIT SUISSE FIRST BOSTON, as a Domestic
                                  Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                                  FIRST HAWAIIAN BANK, as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  FIRST NATIONAL BANK OF CHICAGO, as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  THE FIRST NATIONAL BANK OF MARYLAND, as a
                                  Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  THE FUJI BANK, LIMITED, as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  INDUSTRIAL BANK OF JAPAN, LIMITED, SAN
                                  FRANCISCO AGENCY, as a Domestic Lender

V

                                  KEY BANK NATIONAL ASSOCIATION, as a Domestic
                                  Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                                  THE LONG TERM CREDIT BANK OF JAPAN, LIMITED,
                                  LOS ANGELES AGENCY, as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                                  MELLON BANK, N.A., as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  MERCANTILE BANK OF ST. LOUIS, N.A., as a
                                  Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, as a Domestic Lender and as an Agent

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  NORTHERN TRUST COMPANY, as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  ROYAL BANK OF CANADA, as a Domestic Lender and a Canadian Lender and as an Agent

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  THE SUMITOMO BANK, LIMITED, as a Domestic
                                  Lender and as an Agent

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  UNION BANK OF CALIFORNIA, N.A., as a Domestic Lender and as an Agent

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                                  US BANK NATIONAL ASSOCIATION, as a Domestic
                                  Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION, as a
                                  Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  WACHOVIA BANK, N.A., as a Domestic Lender

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                   SCHEDULE 1

DOMESTIC LENDER                                           TRANCHE B DOMESTIC COMMITMENT
---------------                                           -----------------------------
ABN-Amro Bank N.V                                                 $ 8,000,000
Banca Di Roma                                                     $18,000,000
Banca Populare Di Milano                                          $10,000,000
Bank of America, National Trust & Savings                         $62,500,000
Association
Bank of Montreal                                                  $45,000,000
Bank of New York                                                  $45,000,000
The Bank of Nova Scotia                                           $62,500,000
Bankers Trust Company                                             $72,500,000
Banque Nationale de Paris                                         $16,000,000
Cariplo-Cassa di Risparmio Delle Provincie                        $ 3,500,000
Lombarde Spa

The Chase Manhattan Bank                                          $72,500,000
Canadian Imperial Bank of Commerce                                $45,000,000
Citicorp USA, Inc.                                                $50,000,000
Credit Agricole Indosuez                                          $25,000,000
Credit Suisse First Boston                                        $18,000,000
First Hawaiian Bank                                               $25,000,000
First National Bank of Chicago                                    $50,000,000
The First National Bank of Maryland                               $10,000,000
Industrial Bank of Japan, Limited, San                            $16,000,000
Francisco Agency

Key Bank National Association                                     $45,000,000
Mellon Bank, N.A                                                  $ 5,500,000
Northern Trust Company                                            $35,000,000
Royal Bank of Canada                                              $45,000,000

                          TRANCHE B DOMESTIC COMMITMENT



DOMESTIC LENDER                                           TRANCHE B DOMESTIC COMMITMENT
---------------                                           -----------------------------
DOMESTIC LENDER
The Sumitomo Bank, Limited                                        $   45,000,000
Union Bank of California, N.A                                     $   50,000,000
US Bank National Association                                      $   50,000,000
Wells Fargo Bank, National Association                            $   25,000,000
Wachovia Bank, N.A                                                $   45,000,000
                                                                  --------------
TOTAL                                                             $1,000,000,000
                                                                  ==============

                                  SAFEWAY INC.
                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT
                            DATED AS OF MARCH 9, 2000


               This SECOND AMENDMENT TO CREDIT AGREEMENT dated as of March 9, 2000 (this "Amendment" or the "SECOND AMENDMENT") to the Credit Agreement dated as of April 8, 1997, as amended by the First Amendment to Credit Agreement dated as of March 19, 1999 (as amended, the "CREDIT AGREEMENT"), is by and among Safeway Inc., a Delaware corporation ("COMPANY"), The Vons Companies, Inc. ("VONS" and together with the Company, the "DOMESTIC BORROWERS"),Canada Safeway Limited (together with the Domestic Borrowers, the "BORROWERS"), the financial institutions named on the signature pages hereof ("LENDERS"), Bankers Trust Company ("BTCO"), as Administrative Agent for Lenders ("ADMINISTRATIVE AGENT"), The Chase Manhattan Bank, as Syndication Agent, and The Bank of Nova Scotia and Bank of America, N.A., as Documentation Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

               WHEREAS, Company and Requisite Lenders desire to amend the Credit Agreement to increase the utilization fees for the Tranche B Domestic Loans payable pursuant to Subsection 2.3D thereof and permit Company to request an additional extension of the Tranche B Revolving Termination Date on any date after May 1, 2000 and on or prior to June 30, 2000, as more specifically provided for herein;

               WHEREAS, after giving effect to this Second Amendment, the Tranche B Domestic Loan facility shall be deemed to be amended and restated as specifically provided herein and in the Credit Agreement.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the terms and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. AMENDMENT TO THE CREDIT AGREEMENT.

               1.1 Amendment to Section 2.3D: Utilization Fee

                   Subsection 2.3D of the Credit Agreement is amended by deleting the reference therein to "0.25%" and substituting "0.30%" therefor and deleting the two references therein to "0.50%" and substituting "0.60%" therefor.

               1.2 Amendment to Section 2.8: Extension of Tranche B Revolving Termination Date.

                      Section 2.8 is hereby amended by the addition of the following paragraph after the first paragraph of such section:

               "At any time after May 1, 2000 and on or prior to June 30, 2000, Company may, at its option, deliver to Administrative Agent, for distribution to each Lender within five Business Days of Administrative Agent's receipt thereof, a Tranche B Extension Request signed by each Domestic Borrower requesting an extension of the Tranche B Revolving Termination Date for 364 days pursuant to such Tranche B Extension Request as provided in this paragraph. Each Lender may, in its sole discretion, consent or not consent to any such Tranche B Extension Request and, if such Lender so consents, such Lender shall deliver its consent to such Tranche B Extension Request to Administrative Agent (which shall promptly notify Company of such consent) during the 30 day period following the date of such Tranche B Extension Request. Any Lender that fails to consent to such Tranche B Extension Request within such 30 day period shall be deemed to have rejected such Tranche B Extension Request. If Administrative Agent shall have received, within such 30 day period, consents to such Tranche B Extension Request from one or more Lenders, the Tranche B Revolving Termination Date to be extended pursuant to such request shall, with respect to those Lenders consenting to such request, be extended for 364 days from the end of such 30 day period, and, on or prior to the end of such 30 day period, the Domestic Borrowers shall pay to each Lender that has consented to such Tranche B Extension Request a fee of 0.02% of its Tranche B Domestic Commitments. If any Lender rejects a Tranche B Extension Request pursuant to this paragraph, Company may, at its option, at any time prior to the Tranche B Revolving Termination Date (as in effect prior to giving effect to such Tranche B Extension Request), replace such rejecting Lender by causing such Lender to assign, and each Lender agrees that, following its rejection of any Tranche B Extension Request and upon the written request of Company, it shall assign, its Tranche B Domestic Loans and Tranche B Domestic Commitment, as the case may be, to another Lender or an Eligible Assignee identified by Company (that, in either case, has agreed to the Tranche B Extension Request) in accordance with the provisions of subsection 13.1; provided that no assignment fee shall be payable to Primary Documentation Agent in connection with such assignment. Administrative Agent shall give Company and each Lender prompt notice of any extension of the Tranche B Revolving Termination Date pursuant to this paragraph."

               SECTION 2. REPRESENTATIONS AND WARRANTIES.

               In order to induce Requisite Lenders to enter into this Second Amendment, Company represents and warrants to each Lender that:

               A. No event would result from the execution of this Second Amendment and, after giving effect to this Amendment, no event has occurred or is continuing which constitutes an Event of Default or Potential Event of Default;

               B. After giving effect to this Second Amendment, the representations and warranties of Company contained in the Credit Agreement, as amended by this Second Amendment (the "Amended Credit Agreement") are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except that the representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement;

               C. This Second Amendment, the Amended Credit Agreement, and the consummation of the transactions contemplated hereby or thereby do not and will not (i) violate any provisions of law applicable to Company or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, the indentures pursuant to which any outstanding Subordinated Indebtedness or any term of any other material agreement or instrument to which Company or any of its Subsidiaries is a party or by which any of their properties or assets are bound;

               D. Each Loan Party has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement and this Second Amendment provide shall be performed by it on or before the date hereof; and

               E. The execution, delivery and performance by Company of this Second Amendment are within the corporate power of Company and have been duly authorized by all necessary corporate action on the part of Company, and this Second Amendment and the Amended Credit Agreement constitute the valid and binding obligations of Company enforceable against Company in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.


               SECTION 3. CONDITIONS TO EFFECTIVENESS.

               This Second Amendment shall become effective on the first date Administrative Agent, on behalf of Lenders, shall have received all of the following, in form and substance satisfactory to Administrative Agent (the "Second Amendment Effective Date"):

                      A. A certificate of the corporate secretary or an
               assistant secretary of each Borrower which shall certify, as of the Second Amendment Effective Date, the names and offices of the officers of each Borrower authorized to sign this Amendment;

                      B. A counterpart hereof executed by a duly authorized
               officer of each Borrower and Requisite Lenders, or in the case of any Lender, telecopy or telephone confirmation from such Lender of its execution hereof.


               On the later of (i) April 3, 2000 and (ii) the first date on which both the Second Amendment Effective Date has occurred and the Tranche B Revolving Termination Date for all or a portion of the Tranche B Domestic Loans has been extended to April 2, 2001, the Domestic Borrowers shall pay to each Tranche B Domestic Lender that has elected to execute the Second

               Amendment and has extended its Tranche B Domestic Commitments to April 2, 2001 a fee of 0.03% of its Tranche B Domestic Commitments.

               SECTION 4. MISCELLANEOUS.

               A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

               (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

               (ii) Except as specifically amended by this Second Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (iii) The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

               B. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

               C. HEADINGS. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

               D. APPLICABLE LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                   Remainder of Page Intentionally Left Blank

               IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first above written, by their respective officers thereunto duly authorized.

BORROWERS:                        SAFEWAY INC.


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  THE VONS COMPANIES, INC.


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  CANADA SAFEWAY LIMITED


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


LENDERS: BANKERS TRUST COMPANY, as a Domestic Lender and as Administrative Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  THE CHASE MANHATTAN BANK, as Syndication Agent and a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  THE CHASE MANHATTAN BANK OF CANADA, as a
                                  Canadian Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  THE BANK OF NOVA SCOTIA, as a Domestic Lender and a Canadian Lender and as primary Documentation Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANK OF AMERICA, N.A., as a Domestic Lender and as a Documentation Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  DEUTSCHE BANK CANADA, as a Canadian Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CREDIT AGRICOLE INDOSUEZ, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  ALLFIRST BANK, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  WACHOVIA BANK, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BANK ONE, NA (main office Chicago), as a
                                  Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANK OF SCOTLAND, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANCA MONTE DEI PASCHI DE SIENA, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANCA NAZIONALE DEL LAVORO, as a Domestic
                                  Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANCA POPOLARE DI MILANO, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  GE CAPITAL COM'L FINANCE, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  KEYBANK, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BANK OF AMERICA CANADA, as a Canadian Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CITICORP USA, INC., as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CITIBANK CANADA, as a Canadian Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  MELLON BANK, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  STB DELAWARE FUNDING TRUST I, as a Domestic
                                  Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  MERCANTILE BANK, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  NORTHERN TRUST COMPANY, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BANK OF MONTREAL, as a Domestic Lender and a
                                  Canadian Lender and as an Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CARIPLO-CASSA DI RISPARMIO DELLE PROVINCIE
                                  LOMBARDE S.P.A., as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                  Domestic Lender and a Canadian Lender and as an Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  ROYAL BANK OF CANADA, as a Domestic Lender and a Canadian Lender and as an Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  UNITED STATES NATIONAL BANK OF OREGON, as a
                                  Domestic Lender and as an Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BANK HAPOALIM, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  THE SUMITOMO BANK, LIMITED, SAN FRANCISCO
                                  BRANCH, as a Domestic Lender and as an Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  THE SUMITOMO BANK OF CANADA, as a Canadian
                                  Lender and as an Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  UNION BANK OF CALIFORNIA, N.A., as a Domestic Lender and as an Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  THE DAI-ICHI KANGYO BANK, LIMITED, SAN
                                  FRANCISCO AGENCY, as a Domestic Lender and as an Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  THE BANK OF NEW YORK, as a Domestic Lender and as an Agent


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  THE FUJI BANK, LIMITED, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ABN AMRO BANK N.V., as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  THE TOKAI BANK, LTD., LOS ANGELES AGENCY, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  TOKAI BANK CANADA, as a Canadian Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  FIRST HAWAIIAN BANK, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  WELLS FARGO BANK, NATIONAL ASSOCIATION, as a
                                  Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BANQUE NATIONALE DE PARIS, as a Domestic
                                  Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANQUE NATIONALE DE PARIS (CANADA), as a
                                  Canadian Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a
                                  Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  THE INDUSTRIAL BANK OF JAPAN (CANADA), as a
                                  Canadian Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  THE SANWA BANK LIMITED, LOS ANGELES BRANCH, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CREDIT SUISSE FIRST BOSTON, as a Domestic
                                  Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  THE SAKURA BANK, LIMITED, SAN FRANCISCO
                                  AGENCY, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SAKURA BANK (CANADA), as a Canadian Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANCA DI ROMA, as a Domestic Lender


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------